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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                              Date of Report (Date
                          of earliest event reported):
                                  July 24, 2001



                             INTERWORLD CORPORATION
                             ----------------------
                      (Exact Name of Registration business
                          as Specified in Its Charter)



            Delaware                 000-26925            13-3818716
            --------                 ---------            ----------
 (State or other Jurisdiction     (Commission File     (I.R.S. Employer
        of incorporation)              Number)       Identification Number)


                          395 Hudson Street, 6th Floor,
                             New York, NY 10014-3669
                             -----------------------
                          (Address, including zip code,
                         of Principal Executive Offices)



                                 (212) 301-2500
                                 --------------
                         (Registrant's telephone number
                              including area code)


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Item 8. Change in Fiscal Year.

On July 24, 2001, the Board of Directors of InterWorld Corporation (the "Company") declared it advisable to change the fiscal year of the Company from a calendar year ending December 31 to a fiscal year ending June 30 of each year. The Company will file a Form 10-K to cover the transition period.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                            INTERWORLD CORPORATION


Date:  July 30, 2001               By:   /s/ Michael Donahue
     --------------------             ------------------------------------------
                                      Name: Michael Donahue
                                      Title: Chief Executive Officer and
                                             Vice Chairman